                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date earliest event reported): January 11, 2001


                         WFS Receivables Corporation
              -----------------------------------------------------
              (Exact name of co-registrant as specified in charter)


          Nevada                        333-51214               33-0885464
----------------------------           -----------           ------------------
(State or other jurisdiction           (Commission             (IRS employer
    of incorporation)                  file number)          identification no.)


               6655 West Sahara, Las Vegas, Nevada       89146
               --------------------------------------------------
               (Address of principal executive offices)(Zip code)


Registrant's telephone number, including area code: (702) 227-8100


This filing relates to Registration Statement No. 333-51214

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     Exhibit 5.1 Opinion of Mitchell, Silberberg & Knupp LLP with respect to legality

     Exhibit 8.1 Opinion of Mitchell, Silberberg & Knupp LLP with respect to tax matters

     Exhibit 23.3 Consent of PricewaterhouseCoopers L.L.P.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                       WFS RECEIVABLES CORPORATION


Date: January 11, 2001                  /s/ Mark Olson
                                       ----------------------------------------
                                       Mark Olson, Vice President



                                       WFS FINANCIAL AUTO LOANS, INC.


Date: January 11, 2001                 /s/ Mark Olson
                                       ----------------------------------------
                                       Mark Olson, Vice President

                                INDEX TO EXHIBITS


Exhibit No.                   Description                                Page
-----------                   -----------                                ----

 5.1 Opinion of Mitchell, Silberberg & Knupp LLP with respect to legality

 8.1 Opinion of Mitchell, Silberberg & Knupp LLP with respect to tax matters

 23.3           Consent of PricewaterhouseCoopers L.L.P.